EXHIBIT 10-O

                                March 10, 1997


PERSONAL & CONFIDENTIAL
-----------------------


Mr. William Moreton
10210 Delmar
Shawnee Mission, Kansas  66207

     Re: Summary of Position and Compensation
         ------------------------------------

Dear Bill:

I enclose a description of several items relating to your position and compensation with Quality Dining, Inc. I would appreciate your review and comment on these items and I look forward to discussing them with you.

POSITION:
---------

Senior Vice President, Treasurer and Chief Financial Officer, Quality Dining,
Inc.

TIME PERIOD:
------------

March 15, 1997 through fiscal year end October 25, 1998.

REPORTING RESPONSIBILITY:
-------------------------

Daniel B. Fitzpatrick, Chairman, President and Chief Executive Officer

SALARY:
-------

Your salary rate will begin at $225,000 per annum and maintain that level through October 26, 1997. On March 1, 1998, your salary rate will be increased to $240,000 per annum and remain there through the end of fiscal year 1998.

BONUS:
------

There will be a bonus allotment of 50% of your actual salary earned in each fiscal year. The actual payment will be pro rated for your service time in each fiscal year and paid pursuant to our normal bonus payment guidelines of payment within 75 days of fiscal year end. All payments will be made in the form of cash and processed through our normal payroll system and of course, subject to all applicable deductions required by law for payroll taxes and the like.

In addition to the above-referenced bonus payments and criteria, the Company will guarantee a minimum payment of $40,000 for bonus earned in Fiscal Year 1997 and $50,000 for bonus earned in Fiscal Year 1998.

ANNUAL STOCK OPTION GRANTS:
---------------------------

Pursuant to guidelines established by the Board of Directors of the Company, the Company intends upon awarding you with stock options on a once annual basis.
The formula for awarding stock options will be determined by the Company's Board of Directors.

INITIAL STOCK OPTION GRANT:
---------------------------

In addition to other stock options which you may qualify for on the date of hire, you will receive a grant of 50,000 shares which will vest over three years pursuant to the following schedule:

          One year from your date of hire:     25%
          Two years from your date of hire:    50%
          Three years from your date of hire: 100%

This grant shall be subject to any and all other terms and conditions of the Company's Stock Option Plan. The option will be priced at the closing price on the initial date of your employment.

Furthermore, your annual grant for FY '97, if such grant is made to any Executive Officers for FY '97, will not be less than 25,000 shares.

AUTO EXPENSE:
-------------

The Company will extend to you an auto allowance of $500 per month as reimbursement for your use of an automobile in connection with your duties.

GROUP INSURANCE:
----------------

The Company will extend its standard Company-wide group health insurance benefit which includes hospitalization, major medical, long term disability, life insurance and other miscellaneous benefits. This coverage will be extended to you and your eligible dependents. The exact benefits, coverages and terms and conditions will be provided by our Human Resources Department.

LIFE INSURANCE:
---------------

The Company will supply you with a life insurance policy in the amount of two times your annual salary, with distribution of death benefits to your family or estate. In order to qualify for this benefit, you must be insurable and meet other qualifications necessary for a standard life insurance policy to be issued.

VACATION:
---------

The Company will extend to you a vacation time of three weeks to be taken at an agreed upon time during the fiscal year.


PENSION/PROFIT SHARING AND 401K PROGRAM:
---------------------------------------

You are included in the Company's Pension/Profit Sharing and 401K Program. At appropriate intervals, you will receive full disclosure of your account within the Plan, inclusive of the balance and status of your vesting schedule from our Human Resources Department. With respect to this Plan, you must also meet all eligibility requirements as specified by the Plan. More details on this Plan are available from the Human Resources Department.


MOVING EXPENSES:
----------------

The Company will supply you with an allowance for relocation and living expenses currently estimated to include moving expenses utilizing a professional mover to package household goods and transport them to the South Bend, Indiana area and other customary in the sale of your current home and secural of your next residence in the South Bend area. Your allowance shall not exceed $30,000. All moving and related expenses shall be submitted to the Vice President of Human Resources for approval and processing.

SEVERANCE:
----------

Notwithstanding anything contained to the contrary herein, in the event that you are terminated from your employment without cause, you will receive payment in an amount equal to one year of your current salary. In the event that your termination is do to cause, you will not be entitled to any severance benefit and/or any other benefits which would cease in the ordinary course of your termination.


CHANGE IN CONTROL:
------------------

If there is a "Change in Control" at the Company, at any time prior to five years from the date of your initial hire date, the Company will furnish the following additional benefits:

     1. Salary Continuation. Your salary will continue for a period of 2.99 years from the date of the Change in Control, provided your position (including, without limitation), your status, offices, titles and reporting relationships, authority, duties and responsibilities following the Change in Control date is not at least commensurate in all material respects with the most significant of those held or exercised by, and/or assigned to you at any time during the ninety
          (90) day period immediately preceding the Change in Control date. At the election of the Company, the Company may elect to pay you the entire salaried continuation benefit in one lump sum payment within 30 days of your termination.

     2. As currently exists in Quality Dining, Inc.'s Stock Option Plan, a Change in Control will allow for the immediate vesting of all options granted. To the extent that this policy for any reason would ever be modified by proper action taken by the Board of Directors of Quality Dining, Inc., the Company will agree to vest all unvested options at the time of the Change in Control.

As used herein, "Change in Control" shall have the same meaning ascribed to it in the Company's Stock Option Plan in effect on the date of a Change in Control. See enclosed copy of the 1993 Stock Option and Incentive Plan.

No benefits, bonuses, salary of any kind whatsoever shall accrue or deemed to be earned unless paid. In order to receive any form of compensation or benefit other than salary, you must be continuously employed by the Company through the date of payment. All forms of compensation, benefits, etc. shall be administered by the Company consistent with its policies which can be changed at the Company's sole discretion without notice.

This letter is not intended to be an employment contract. All employment with Quality Dining, Inc., and its subsidiaries, is entered into on an at will basis, i.e. the employment relationship may be terminated at any time at the will of the employer or the employee.

If you have any questions concerning the above compensation program, please feel free to contact me directly.

                                       Sincerely,

                                       QUALITY DINING, INC.


                                       /s/ Daniel B. Fitzpatrick
                                       --------------------------
                                       Daniel B. Fitzpatrick
DBF:tmg                                Chairman, President & CEO



ACCEPTED:



/s/ William Moreton
-------------------
William Moreton

EXHIBIT 10-O

                                April 29, 1997




PERSONAL & CONFIDENTIAL
-----------------------


Mr. William Moreton
10210 Delmar
Shawnee Mission, Kansas  66207

     Re: Summary of Position and Compensation
         ------------------------------------

Dear Bill:

This letter is intended to supersede a previously agreed to letter dated March 10, 1997, a copy of which is attached. This letter contains material modifications to your previous compensation letter. I would ask for you to review these matters and upon agreeing to them, executing this letter as indicated below.


POSITION:
---------

Executive Vice President, Treasurer and Chief Financial Officer, Quality Dining, Inc.


TIME PERIOD:
------------

March 15, 1997 through fiscal year end October 25, 1998.


REPORTING RESPONSIBILITY:
-------------------------

Daniel B. Fitzpatrick, Chairman, President and Chief Executive Officer


SALARY:
-------

Your salary rate will begin at $250,000 per annum and maintain that level through October 26, 1997. On March 1, 1998, your salary rate will be increased to $275,000 per annum and remain there through the end of fiscal year 1998.

BONUS:

There will be a bonus allotment of 50% of your actual salary earned in each fiscal year. The actual payment will be pro rated for your service time in each fiscal year and paid pursuant to our normal bonus payment guidelines of payment within 75 days of fiscal year end. All payments will be made in the form of cash and processed through our normal payroll system and of course, subject to all applicable deductions required by law for payroll taxes and the like.

In addition to the above-referenced bonus payments and criteria, the Company will guarantee a minimum payment of $100,000 for bonus earned in Fiscal Year 1997 and $100,000 for bonus earned in Fiscal Year 1998.

ANNUAL STOCK OPTION GRANTS:

Pursuant to guidelines established by the Board of Directors of the Company, the Company intends upon awarding you with stock options on a once annual basis.
The formula for awarding stock options will be determined by the Company's Board of Directors.

INITIAL STOCK OPTION GRANT:

In addition to other stock options which you may qualify for on the date of hire, you will receive a grant of 50,000 shares which will vest over three years pursuant to the following schedule:

  One year from your date of hire:                 25%
  Two years from your date of hire:                50%
  Three years from your date of hire:     100%

This grant shall be subject to any and all other terms and conditions of the Company's Stock Option Plan. The option will be priced at the closing price on the initial date of your employment.

Furthermore, your annual grant for FY '97, if such grant is made to any Executive Officers for FY '97, will not be less than 25,000 shares.

ADDITIONAL STOCK OPTION GRANT:

In addition to other stock options which you may qualify for and receive on the date of your hire, you will also receive an additional grant of shares which will vest over three years consistent with the above three-year vesting schedule. This grant shall occur as follows:

     In the event that Quality Dining, Inc. stock prices closes at $8.00 or less on a given day, you will receive an additional grant of options of 7,500 shares.

     In the event that Quality Dining, Inc. stock prices closes at $7.00 or less on a given day, you will receive an additional grant of options of 7,500 shares.

     In the event that Quality Dining, Inc. stock prices closes at $6.00 or less on a given day, you will receive an additional grant of options of 7,500 shares.

     In the event that Quality Dining, Inc. stock prices closes at $5.00 or less on a given day, you will receive an additional grant of options of 7,500 shares.

AUTO EXPENSE:

The Company will extend to you an auto allowance of $500 per month as reimbursement for your use of an automobile in connection with your duties.

GROUP INSURANCE:

The Company will extend its standard Company-wide group health insurance benefit which includes hospitalization, major medical, long term disability, life insurance and other miscellaneous benefits. This coverage will be extended to you and your eligible dependents. The exact benefits, coverages and terms and conditions will be provided by our Human Resources Department.

LIFE INSURANCE:

The Company will supply you with a life insurance policy in the amount of two times your annual salary, with distribution of death benefits to your family or estate. In order to qualify for this benefit, you must be insurable and meet other qualifications necessary for a standard life insurance policy to be issued.

VACATION:
---------

The Company will extend to you a vacation time of three weeks to be taken at an agreed upon time during the fiscal year.


PENSION/PROFIT SHARING AND 401K PROGRAM:
---------------------------------------

You are included in the Company's Pension/Profit Sharing and 401K Program. At appropriate intervals, you will receive full disclosure of your account within the Plan, inclusive of the balance and status of your vesting schedule from our Human Resources Department. With respect to this Plan, you must also meet all
eligibility requirements as specified by the Plan.   More details on this Plan
are available from the Human Resources Department.


MOVING EXPENSES:
----------------

The Company will supply you with an allowance for relocation and living expenses currently estimated to include moving expenses utilizing a professional mover to package household goods and transport them to the South Bend, Indiana area and other customary in the sale of your current home and secural of your next residence in the South Bend area. Your allowance shall not exceed $30,000. All moving and related expenses shall be submitted to the Vice President of Human Resources for approval and processing.


SEVERANCE:
----------

Notwithstanding anything contained to the contrary herein, in the event that you are terminated from your employment without cause, you will receive payment in an amount equal to one year of your current salary and annualized bonus awards as achieved during the prior year. In the event that your termination is do to cause, you will not be entitled to any severance benefit and/or any other benefits which would cease in the ordinary course of your termination.

CHANGE IN CONTROL:
------------------

If there is a "Change in Control" at the Company, at any time prior to five years from the date of your initial hire date, the Company will furnish the following additional benefits:

      1. Salary Continuation. Your salary and bonus will continue for a period of 2.99 years from the date of the Change in Control, provided your position (including, without limitation), your status, offices, titles and reporting relationships, authority, duties and responsibilities following the Change in Control date is not at least commensurate in all material respects with the most significant of those held or exercised by, and/or assigned to you at any time during the ninety
          (90) day period immediately preceding the Change in Control date. At the election of the Company, the Company may elect to pay you the entire salaried continuation benefit in one lump sum payment within 30 days of your termination.

     2. As currently exists in Quality Dining, Inc.'s Stock Option Plan, a Change in Control will allow for the immediate vesting of all options granted. To the extent that this policy for any reason would ever be modified by proper action taken by the Board of Directors of Quality Dining, Inc., the Company will agree to vest all unvested options at the time of the Change in Control.


As used herein, "Change in Control" shall have the same meaning ascribed to it in the Company's Stock Option Plan in effect on the date of a Change in Control. See enclosed copy of the 1993 Stock Option and Incentive Plan.


No benefits, bonuses, salary of any kind whatsoever shall accrue or deemed to be earned unless paid. In order to receive any form of compensation or benefit other than salary, you must be continuously employed by the Company through the date of payment. All forms of compensation, benefits, etc. shall be administered by the Company consistent with its policies which can be changed at the Company's sole discretion without notice.

This letter is not intended to be an employment contract. All employment with Quality Dining, Inc., and its subsidiaries, is entered into on an at will basis, i.e. the employment relationship may be terminated at any time at the will of the employer or the employee.

If you have any questions concerning the above compensation program, please feel free to contact me directly.

                                       Sincerely,

                                       QUALITY DINING, INC.

                                          /s/ Daniel B. Fitzpatrick
                                       --------------------------------

                                       Daniel B. Fitzpatrick
DBF:tmg                                Chairman, President & CEO



ACCEPTED:



 /s/ William W. Moreton
-----------------------
William W. Moreton

EXHIBIT 10-O


TO:     Bill Moreton

FROM:   Dan Fitzpatrick

DATE:   September 2, 1997


     As we discussed, we will amend your letter agreement with the Company regarding your bonus, such that your bonus will be paid on or before October 31, 1997.

     Please let me know if you have any additional questions regarding this matter.

                                        Sincerely,



                                        /s/  Daniel B. Fitzpatrick
                                        --------------------------------
                                        Daniel B. Fitzpatrick

DBF:tmg